SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A1


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of report (Date of earliest event reported) July 3, 2002
                          ----------------------------

                              OCEAN RESOURCES, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
  ----------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                              000-49750 33-0857223
  ----------------------------------- -----------------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)

       3838 Camino Del Rio North, Suite 333, San Diego, California 92108

-------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (619) 280-8000
 ------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                          CLIP `N PIERCE FASHIONS, INC.
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant

         Pursuant to a Share Exchange Agreement (the "Agreement"), Clip `N Pierce Fashions, Inc., a Delaware corporation ("CNP" or the "Company"), has acquired all of the outstanding and issued shares of Danepath Ltd., a United Kingdom company ("Danepath") and Titanic Explorations Limited (BVI), a British Virgin Islands company ("TEL") from the shareholders thereof in exchange for a total of 2,333,334 shares of common stock of CNP (collectively the "Acquisition"). As a result thereof, both Danepath and TEL became wholly-owned subsidiaries of CNP.

         The Acquisition was approved by a Written Consent of the Board of Directors effective as of April 22, 2002. The Acquisition was approved by a majority of the shareholders of CNP also on April 22, 2002.

         As a result of said Acquisition, Argosy International, Ltd., a Turks and Caicos Islands corporation, ("Argosy") as the sole shareholder of both Danepath and TEL became a principal shareholder of CNP.

         Still further, as a result of a subsequent 7.5 for 1 forward share split described in Item 5 herein and a cancellation of 7,400,000 restricted shares, the Company presently has a total of 25,000,005 issued and outstanding shares.

         Accordingly, Argosy owns 17,500,005 shares of the Company's stock which equals 70% of the Company's issued and outstanding shares.

Item 2.  Acquisition or Disposition of Assets

         The Acquisition described above in Item 1 was effective as of April 22, 2002. Danepath is in the business of deep water exploration and owns and operates ships, Remote Operated Vehicles and employs a professional team who have collaborated in several successful maritime recovery projects.

         The TEL assets include a proprietary library of research and intelligence on shipwrecks which define the detail of their valuable cargo. TEL is also a 50% participant in a joint venture established for the purpose of locating and recovering valuable cargo from various shipwrecks.

Item 3.  Bankruptcy or Receivership

         Not applicable.
Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other Events

         (a) On May 23, 2002, the Company filed with the Delaware Secretary of State a Certificate of Amendment of Certificate of Incorporation wherein it amended the Company's Certificate of Incorporation as follows:

1. The Company changed its name to
            "OCEAN RESOURCES, INC."

2. The Company increased its number of authorized shares to One Hundred Fifty Million (150,000,000) shares of common stock with a par value of $.0001 per share.

(b) On June 27, 2002, the Company's Board of Directors authorized a forward share split of 7.5 shares for 1 with a shareholder record date of June 27, 2002.

Item 6.  Resignation of Registrant's Directors

         The following persons have been appointed as directors and officers of the Registrant:

      Name                      Position

1.  John A. Upton               Director

2.  Dik Barton                  Director

3.  Graham D. Jessop            President and Chief Financial Officer

4.  Andrew J. Way               Director and Secretary


         Betty N. Myers and Edward F. Myers, II have resigned as directors and officers of the Registrant.

Item 7.         Financial Statements and Exhibits

         (a)  Financial Statements of Businesses Acquired.

1.              Danepath Limited Audited Financial Statements
                      for the Year Ended 30th June 2001.

2.              Titanic Explorations Limited (formerly known as
                      Whitestar Marine Recovery, Ltd.) Audited Balance Sheet as of February 28, 2002.

         (b)  Pro Forma Financial Information.

                  The acquisition of Danepath by the Company (an inactive shell corporation) is considered to be a reverse acquisition and will be accounted for as a recapitalization of Danepath and therefore pro forma information is not provided.

(c)               Exhibits:

1. Consent of Independent Certified Accountant for Danepath Limited Angus Nordon & Co. for use of Financial Statements for Year Ended 30th June 2001

2. Consent of Independent Certified Public Accountants for Whitestar Marine Recovery, Ltd. Kempisty & Company.
                  use of Financial Statements for Year Ended February 28, 2002

Item 8.  Change in the Fiscal Year

         Not applicable.

Item 9.  Regulation FD Disclosure

         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                          OCEAN RESOURCES, INC.


                                                    GRAHAM D. JESSOP
DATED: July 3, 2002                         BY: /s/ Graham D. Jessop
                                               -------------------------------
                                                    President

                                  ITEN 7(a) 1.
                                  ------------

                                DANEPATH LIMITED
                              FINANCIAL STATEMENTS
                                 30th June 2001


                           Registered number: 4007562
                                ANGUS NORDON & CO
                         CHARTERED CERTIFIED ACCOUNTANTS



                               REGISTERED AUDITORS

                                DANEPATH LIMITED

                              FINANCIAL STATEMENTS

                        for the year ended 30th June 2001



                                    CONTENTS

                                                            Page
Company information                                            1
Director's report                                              2
Statement of directors'responsibilities                        3
Auditors, report                                               4
Profit and lose account                                        5
Balance sheet                                                  6
Cash flow statement                                            7
Notes                                                      8 - 12

    The following page does not form part of the statutory accounts

Detailed trading and profit and loss account                  13

                                                                            1
                                DANEPATH LIMITED
                               COMPANY INFORMATION

                                 30th June 2001

INCORPORATION AND                  The company was incorporated under
NATURE OF OPERATIONS               the laws of Great Britain and its
                                   head office is located in Barnsley,
                                   Yorkshire  England. The company is
                                   in the business of marina services.

COMPANY NUMBER                     4007562

DIRECTOR                           Arnie Geller

SECRETARY                          Gary Goodyear

REGISTERED OFFICE                  194 Pontefract Road
                                   Cudworth
                                   Barnsley
                                   S72 8AE

BANKERS                            HSBC plc
                                   55 Victoria Street
                                   Grimsby
                                   DN31  1ux

S0LICITORS                         Andrew M Jackson  & Co
                                   Essex House
                                   Manor Street
                                   Hull
                                   HU1 1XH

ACCOUNTANTS                        Angue Nordon & Co
                                   Chartered Certified Accountants
                                   194 Pontefract Road

                                   Cudworth
                                   Barnsley
                                   S72 8AE

                                                                             2
                                DANEPATH LIMITED

                                   DIRECTORS'
                                     REPORT

                                 30th June 2001


The director presents his report and the audited financial statements for the year ended 30th June 2001.

   Principal activity

 The principal activity of the company is that of marine services.

   Business review

  The company's balance sheet as detailed on page 6 shows a deficiency of shareholders funds amounting to (pound)132,040.

    Results and dividends

  The results for the year are shown in the profit and lose account on page 5. The directors do not propose payment of an ordinary dividend.
The director of the company during the year and his interest in the shares of the company as recorded in the register of directors, interests was as follows

                                                    30th June 2 0 01
                                                        Ordinary
                                                         Shares
Arnie Geller                                               -
194 Pontefract Road                                 On behalf of the board
Cudworth
Barnsley
S72 8A8                                             G Goodyear
28th February 2002                                  Secretary

                                                                             3
                                DANEPATH LIMITED

                    STATEMENT OF DIRECTORS' RESPONSIBILITIES



  Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

     -   select suitable accounting policies and apply them consistently;

     -   make judgements arid estimates that are reasonable and prudent;

     - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

  The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.


                                                       On behalf of the board

                                                       Arnie Geller
28th February 2002                                     Director

                                                                             4
                                DANEPATH LIMITED
                                AUDITORS' REPORT



                       Auditors' report to the members of

                                Danepath Limited

We have audited the financial statements on pages 5 to 12 which have been prepared under the historical cost convention and the accounting policies set out on page 8.

Respective responsibilities  of directors and auditors

As described on page 3, the company's directors are responsible for the preparation of financial statements. It is our resposibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

 Basis of opinion

 we conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. it also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, cosistently applied and adequately disclosed.

 We planned and performed our audit so ass to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error or other irregularity. in forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial. statements.

 Opinion

 In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 30th June 2001 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985
 .

 194 Pontefract Road                      Angus Nordon & Co
 Cudworth                                 Registered Auditors
 Barnsley                                 Chartered Certified Accountants
 S72 8AE
                                          28th February 2002

                                                                            5
                                DANEPATH LIMITED

                             PROFIT AND LOSS ACCOUNT

                        for the year ended 30th June 2001

                                                                2001
                                                   Note
                                                               (pound)
Turnover                                                2        243,316
Cost of sales                                                    238,378
                                                                 -------
Gross profit                                                       4,938

Net operating expenses
Administrative expenses                                         137,199
other operating income                                              121
                                                                -------

Lose on ordinary activities
before taxation                                                (132,140)

Taxation                                                6
Loss on ordinary activities
after taxation                                         12      (132,140)
                                                               =========

Movements in reserves are shown in note 12.


None of the company's activities were acquired or discontinued during the above financial year.

There are no recognised gains and lessee in 2001 other than the lose for the year.

                                                                             6
                                DANEPATH LIMITED
                                 BALANCE SHEET
                               at 30th June 2001
                                                              2001
                                                       (pound)      (pound)
                                      Note

Fixed Assets
Tangible assets                       7                               325,886


Current assets
Debtors                               8                  31,441
Cash at bank and in hand                                 20,239
                                                         ------
                                                         51,680
Creditors: amounts falling due within
one year                              9                 509,606
                                                        -------
Net current liabilities                                               457,926

Total assets less current liabilities                                (132,040)
                                                                     =========
Capital and reserves

Called up share capital               11                                  100
Profit and loss account               12                             (132,140)
                                                                     ---------
Total shareholders' funds             10                             (132,040)
                                                                     =========

The financial statements on pages 5 to 12 were approved and signed by the director on 28th February 2002 Arnie Geller Director

Arnie Geller                                           Director

                                                                             7
                                DANEPATH LIMITED
                               CASH PLOW STATEMENT

                        for the year ended 30th June 2001
                                                         2001
                                     Note
                                                 (pound)         (pound)

 Net cash outflow
 from operating activities               13                      (94,583)

 Capital expenditure
 and financial investment
 Purchase of tangible fixed assets                              (362,296)
                                                                ---------

                                                                (455,879)
  Financing
  Issue of share capital                               100
  Debt due within a year:
     Other loan advances                           477,018
                                                   -------

                                                                 477,118
                                                                 --------
  Increase in cash                                                20,239
                                                                 ========

                                                                            8
                                    DANEPATH
                                     LIMITED

                          NOTES ON FINANCIAL STATEMENTS
                                    30th June
                                      2001

   1   Accounting policies

       Basis of accounting
       The financial statements have been prepared under the historical cost accounting rules.

       Turnover
       Turnover represents the amount derived from
       the provision of goods and services falling within the company's activities after deduction of trade discounts and value added tax. Depreciation Depreciation of fixed assets is calculated to write off their cost or valuation less any residual value over their estimated useful lives as follows:
            Ships                     10%   on  written down value
            Plant and machinery       10%   on  written down value
            Motor vehicles            25%   on  written down value
            Fixtures and fittings     10%   on written down value
                                            Deferred taxation

       Deferred taxation is provided on the liability method in respect of the taxation effect of all timing differences to the extent that tax liabilities are likely to crystallize in the foreseeable future.
       Use of estimates
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues arid expenses during the reporting period. Actual results could differ from those estimates and would impact future results of operations and cash flows. Financial instruments
       The company's financial instruments include cash and amounts due from debtors and due to creditors. Unless otherwise noted, in the opinion of management, the carrying value of these financial instruments approximate their fair market values and the company is not exposed to significant credit, interest or currency risk.

   2   Turnover

        In the opinion of the directors, none of the turnover of the company is attributable to geographical markets outside the UK.

                                                                            8a
   3 Operating loss

                                                                     2001
                                                                    (pound)

        Operating loss is stated after crediting
        Interest receivable                                            121
        and after charging                                             ===
        Depreciation of tangible fixed assets
        (note 7)
         owned assets                                               36,410
                                                                    ======

                                                                             9
                                DANEPATH LIMITED

                          NOTES ON FINANCIAL STATEMENTS

                                 30th June 2001


4   Investment income
                                             2001
                                            (pound)
     Bank deposit interest

5   Interest payable                          121
                                           =======
                                              2001
                                           (pound)


     Bank interest                            -
                                           =======


6    Taxation

     The company has no liability for taxation.

     There are tax losses amounting to (pound)198,303 to be carried forward against future profits. The corporation tax rate applicable to the company is 20%.

7    Tangible fixed assets

                                                          Plant          Fixtures          Land
                                       Motor               and              and             and
                                      Vehicles          Machinery         Fittings        Buildings       Total
     Cost                             (pound)            (pound)         (pound)          (pound)        (pound)

     Additions                             1,200          78,309           1,681         281,106          362,296

                                           ----------------------------------------------------------------------
     30th June 2001                        1,200          78,309           1,681         281,106          362,296
                                           ----------------------------------------------------------------------


     Depreciation
      Charge for year                         300          7,831               168        28,111           36,410
                                              -------------------------------------------------------------------
      30th June 2001                          300          7,831               168        28,111           36,410
                                              -------------------------------------------------------------------

      Net book amount

      30th June 2001                          900         70,478            1,513        252,995          325,886
                                              ===================================================================




 9    Debtors

                                                                                                            2001
                                                                                                         (pound)
      Amounts falling due within one year

      Trade debtors                                                                                        22,627
      Other debtors                                                                                         8,814
                                                                                                            -----

                                                                                                           31,441

                                                                            10
                                DANEPATH LIMITED
                          NOTES ON FINANCIAL STATEMENTS
                                 30th June 2001

  9    Creditors: amounts falling due
       within one year
                                                            2001
                                                           (pound)

       Trade creditors                                     21,646
       Other taxation and social. security                  9,442
       Other creditors                                    478,518
                                                          -------
                                                          509,606
                                                          =======

       The loan of (pound)477,018 included in other
       Creditors has no fixed term
       for repayment and no interest is payable.

10     Reconciliation of movements in shareholders'
       funds
                                                           2001
                                                          (pound)

       Loss for the financial year                      (132,140)
       New share capital subscribed                          100
                                                      -----------
       Net subtraction from
       shareholders' funds                              (132,040)
       Opening shareholders' funds                              -
       Closing shareholders' funds
                                                      -----------
                                                        (132,040)
                                                      ===========


 11    Called up share capital

                                                     2001
                                         Number of
                                           shares        (pound)
       Authorised
       ordinary shares of(pound)1 each  1,000,000      1,000,000
                                       ==========================

       Allotted called up
         and fully paid
       Ordinary shares of(pound)1 each        100            100
                                             ===================
 12    Profit and loss account

       Retained loge for the year                           2001
                                                           (pound)

                                                         (132,140)
                                                       ==========

                                DANEPATH LIMITED

                          NOTES ON FINANCIAL STATEMENTS

                                 30th June 2001

 13    Notes to the cash flow statement

       Reconciliation of operating loss to
       operating cash flows

                                                           2001
                                                         (pound)

       Operating loss                                  (132,140)
       Depreciation charges                              36,410
       Increase in debtors                              (31,441)
       Increase in creditors                             32,588
                                                      ---------
       Net cash outflow
         from operating activities                      (94,583)
                                                      ==========


  14    Notes to the cash flow statement (continued)

        Analysis of changes in net debt
                                            Cash        At end
                                           flows        of  year
                                          (pound)       (pound)

        Cash in hand, at bank             20,239          20,239
                                     ------------      ---------
        Debt due within 1 year          (477,018)       (477,018)
                                     ------------      ---------

        Total                           (456,779)       (456,779)
                                     ============     ===========


        Reconciliation of net cash flow to movement in net debt

                                                           2001
                                                          (pound)

        Increase in cash in the year                      20,239
        Cash inflow from increase
          in debt and lease financing                   (477,019)
                                                        ---------
        Change in net debt resulting from cash flows    (456,779)
        Not debt at  lst July 2000                           -
                                                        -----------
        Net debt at 30th June 2001                      (456,779)
                                                        =========

                                                                            12
                                DANEPATH LIMITED
                          NOTES ON FINANCIAL STATEMENTS

15 Differences between United Kingdom and United States Generally Accepted Accounting Principles ( UK GAAP and US GAAP )

       1) US GAAP uses the asset and liability approach in its method of accounting for income taxes which requires the recognition of deferred tax liabilities and assets for expected future tax consequences of temporary differences between the carrying amounts arid the tax basis of assets and liabilities. A valuation allowance against deferred tax assets is recorded if, based upon the weighted available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. Under US GAAP, a deferred tax asset would be realized equal to (pound)39,660 and a valuation allowance equal to the same amount would be, realized. Accordingly, the company believes this would not have any impact on the company's position and results of operations.

       2) In December 1999, the SEC issued staff Accounting Bulletin 101, Revenue Recognition, which outlines the basic criteria that must be met to recognize revenue and provides guidance for presentation of revenue and for disclosure related to revenue recognition policies in financial statements filed with the SEC. The company believes the adoption of SAB 101 will not have a material impact on the company's financial position and results of operations.

                                                                            13
                                DANEPATH LIMITED
                       TRADING AND PROFIT AND LOSS ACCOUNT
                        for the year ended 30th June 2001

                                                  2001
                                           (pound)   (pound)
  Turnover
     Sales & work done                              243,316
  Costs of Sales
     ships provisions                     11,004
     Fuel and lubricants                  57,218
     Wages and crew costs                163,407
     Berthing fees                         6,749
                                         -------
                                                    238,378
                                                   ---------
   Gross profit                                       4,936
  Other operating income
     Bank deposit interest                              121
                                                   ---------
                                                      5,059
   Loss overheads
     Motor expenses                        2,796
     Travelling expenses                   2,696
     Haulage                                 768
     Telephone                             5,703
     Printing, postage and stationerv      1,905
     computer consumables                    752
     Repairs and renewals                 27,151
     commissions paid                     10,000
     Insurances                           25,298
     Rent and rates                          607
     Advertising                             390
     Security                              1,016
     Cleaning and sundries                   524
     Bank charges                            289
     Legal and professional fees          10,996
     Bookkeeping                          3, 948
     Audit and accounting                  5,950
     Depreciation of ship                 28,111
     Depreciation motor vehicles             300
     Depreciation plant and equipment      7,831
     Depreciation fixtures and fittings      168
                                             ---

                                                    137,199
                                                   ---------
  Net lose for the year                            (132,140)
                                                   =========

                                  ITEM 7(a) 2.
                                  ------------

                               KEMPISTY & COMPANY
                       CERTIFIED PUBLIC ACCOUNTANTS, P.C.
    -------------------------------------------------------------------------
   15 MAIDEN LANE - SUITE 1003 - NEW YORK, NY 10038 - TEL (212) 406-7272 - FAX
                                 (212) 513-1930


                          INDEPENDENT AUDITORS' REPORT


To the Stockholder of
Whitestar Marine Recovery, Ltd.

We have audited the accompanying balance sheet of Whitestar Marine Recovery, Ltd. (the "Company") as of February 28, 2002. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Whitestar Marine Recovery, Ltd. as of February 28, 2002, in conformity with accounting principles generally accepted in the United States of America.


/s/ Kempisty & Company, CPA's, P.C.

KEMPSITY & COMPANY
Certified Public Accountants PC
New York, New York
June 5, 2002

                         WHITESTAR MARINE RECOVERY, LTD.
                                  BALANCE SHEET
                                FEBRUARY 28, 2002


       ASSETS

Oganization costs                                          200
                                            -------------------


       TOTAL ASSETS                         $               200
                                            ===================


       STOCKHOLDERS' EQUITY

Capital stock, 50,000 shares authorized
at $1.00 par value;

200 shares issued and outstanding                          200
                                            -------------------


       TOTAL STOCKHOLDERS' EQUITY           $              200
                                            ===================

See Notes to Financial Statements

                         WHITESTAR MARINE RECOVERY, LTD.
                          NOTES TO FINANCIAL STATEMENT
                                February 28, 2002


NOTE 1-     ORGANIZATION AND BASIS OF PRESENTATION

            Organization

            Whitestar Marine Recovery, Ltd. (the "Company") was incorporated in the Territory of the British Virgin Islands on April 3, 2000.

            The Company has had no operations since its incorporation.

            Basis of Presentation

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2-     SUBSEQUENT EVENTS

            On March 6, 2002 the sole shareholder of the Company, RMS Titanic, Inc., sold one hundred percent of its ownership in the Company to Argosy International Ltd., a Turks and Caicos Corporation.

                                  ITEM 7(c) 1.
                                  ------------

                 CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANT



We hereby consent to the use in the Form 8-K/A of Ocean resources, Inc. f/k/a Clip'n Pierce Fashions, Inc., our report dated February 28, 2002 relating to the balance sheet for the year ended June 30, 2001 and the related statements of operations, changes in stockholders equity, and cash flows for the year ended June 30, 2001 of Danepath Limited which appear in such Form 8-K/A, and to the reference to our Firm in the filing.


                                               /s/
                                               ANGUS NORDON & CO
                                               Chartered Certified Accountants


Cudworth, Barnsley UK
July 3, 2002

                                  ITEM 7(c) 2.
                                  ------------

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





The Board of Directors
Whitestar Marine Recovery, Ltd.




We consent to the use in this report on Form 8K/A Amendment No. 1 of our report included herein dated June 5, 2002, relating to the financial statements of Whitestar Marine Recovery, Ltd.





/s/ Kempisty & Company CPAs PC

KEMPISTY & COMPANY
Certified Public Accountants PC
New York, New York
July 3, 2002